UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Jerash Holdings (US), Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ADJOURNED ANNUAL MEETING OF STOCKHOLDERS

Jerash Holdings (US), Inc. (the “Company,” “we,” “our,” and “us”)
277 Fairfield Road, Suite 338
Fairfield, NJ 07004

Date:	Friday, September 27, 2024

Time:	9:00 A.M. ET

Location:	Unit A, 19/F Ford Glory Plaza 37-39 Wing Hong Street Cheung Sha Wan, Kowloon, Hong Kong

Record Date:	Tuesday, July 16, 2024

Items of Business

1.	Elect five directors to the board of directors to serve until their successors are duly elected and qualified at the 2025 annual meeting of stockholders;

2.	To approve, on an advisory basis, the compensation of our named executive officers, as described in the proxy statement;

3.	To indicate, on an advisory basis, the preferred frequency of stockholder approval of the compensation of our named executive officers; and

4.	Consider any other business as may properly be brought before the meeting or any adjournment or postponement thereof.

The accompanying proxy statement supplement contains additional information related to the new Proposals 2 and 3 to be considered by stockholders at the annual meeting. However, the proxy statement supplement does not include all of the information provided in connection with the annual meeting. Accordingly, we urge you to read the proxy statement supplement in its entirety together with the proxy statement and other proxy materials.

The board of directors recommends that you vote “FOR” the election of each of the director nominees included in Proposal 1, “FOR” Proposal 2, and “1 Year” for Proposal 3.

How to Vote

●	By Internet: You may vote online at www.proxyvote.com.

●	By Telephone: You may vote by calling 1-800-690-6903.

●	By Mail: You may vote by completing and returning the enclosed proxy card.

●	In Person: All stockholders are cordially invited to attend the annual meeting of stockholders.

This communication is not a form for voting and presents only an overview of the more complete proxy materials. The Company encourages you to review the complete proxy materials before voting.

Important Notice Regarding the Availability of Proxy Materials for the Adjourned Annual Stockholders Meeting to be held on September 27, 2024: The proxy statement, the accompanying proxy statement supplement, our Annual Report on Form 10-K, and a letter to our stockholders are available at www.proxyvote.com.

By Order of the Board of Directors

/s/ Choi Lin Hung
Choi Lin Hung
Chairman and Chief Executive Officer
September 13, 2024

EXPLANATORY NOTE

On July 25, 2024, Jerash Holdings (US), Inc., a Delaware corporation (the “Company,” “we,” “our,” and “us”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2024 Annual Meeting of Stockholders, to be held at Unit A, 19/F Ford Glory Plaza, 37-39 Wing Hong Street, Cheung Sha Wan, Kowloon, Hong Kong on September 12, 2024 (together with any adjournment or postponement thereof, the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card (this “Supplement”) is being filed to add two new proposals to the Proxy Statement, a Proposal 2 to approve, on an advisory basis, the compensation of our named executive officers as described in the proxy statement and a Proposal 3 to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers. These proposals were inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC, and this filing corrects that omission.

On September 12, 2024, the Company convened the Annual Meeting. At the Annual Meeting, the chairperson of the Annual Meeting adjourned the Annual Meeting, without transacting any business, to allow stockholders sufficient time to review the new proposals to be considered at the Annual Meeting. The Annual Meeting will resume at 9:00 A.M. ET, on Friday, September 27, 2024, at Unit A, 19/F Ford Glory Plaza, 37-39 Wing Hong Street, Cheung Sha Wan, Kowloon, Hong Kong. The deadline for voting by phone or via the Internet has accordingly been extended to 11:59 P.M. ET on September 25, 2024.

Other than the addition of Proposal 2 and Proposal 3 to the Proxy Statement, Proxy Card, and Notice of Adjourned Annual Meeting of Stockholders and the adjournment of the Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card, and they continue to be in full force and effect as originally filed and continue to seek the vote of the Company’s stockholders for all proposals to be voted on at the Annual Meeting.

This Supplement should be read together with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

PROXY STATEMENT SUPPLEMENT

This Supplement supplements and amends the Proxy Statement to (i) add a Proposal 2 to the Proxy Statement that provides for an advisory vote on the compensation of our named executive officers, (ii) to add a Proposal 3 that provides for an advisory vote on the preferred frequency with which we should include an advisory say-on-pay vote in our proxy materials for future stockholder meetings, and (iii) to update the Notice of 2024 Annual Meeting of Stockholders to add Proposal 2 and Proposal 3. This Supplement and a revised proxy card (the “Revised Proxy Card”) are being made available to stockholders beginning on or about September 13, 2024. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement.

Additional Questions and Answers about these Proxy Materials and Voting

What vote is required to approve the proposals, including new Proposal 2 and Proposal 3, and how are votes counted?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes(1)
1.	Election of Directors	Each nominee for director must receive a plurality of the votes cast	No applicable	No effect

2.	Approval, on an advisory basis, of the executive compensation of our named executive officers	“For” votes from the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting affirmatively on such matter	Against	No effect

3.	Indicate, on an advisory basis, the preferred frequency of stockholder approval on the compensation of our named executive officers	The proposed frequency receiving the votes of the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting	Against	No effect

(1)	Proposal 1 and the new Proposals 2 and 3 are considered to be “non-routine” under New York Stock Exchange rules, meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions.

How do I cast my vote or revoke my proxy?

Because this Supplement describes two new proposals to be voted on at the Annual Meeting that were not reflected or described in the original Proxy Statement, proxies submitted before the date of this Supplement using the original proxy card will not include votes on the new proposals. As a result, if you want to vote on the new proposals described in this Supplement, you must cast a new vote before the Annual Meeting by following the instructions on the Revised Proxy Card to vote by Internet or telephone or by completing the Revised Proxy Card in its entirety, signing, dating, and returning it in the enclosed envelope. We encourage you to submit your proxy so that your shares will be represented and voted at the meeting, whether or not you can attend the meeting in person.

The Revised Proxy Card permits you to submit your vote for all three of the proposals included in the Proxy Statement and this Supplement and will replace any previously submitted proxy in connection with the Annual Meeting. If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will be voted at the Annual Meeting with respect to Proposal 1; however, we strongly encourage you to submit a new proxy so that your vote will be counted on Proposals 2 and 3.

Voting by Internet or telephone, by signing and submitting the new proxy card, or by voting in person at the Annual Meeting, will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by Internet or telephone), in addition to voting on Proposals 2 and 3, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by Internet or telephone) to indicate your vote on Proposal 1. If you submit the new proxy card (or vote by Internet or telephone), and you do not indicate your vote on one or more of the proposals, then your proxy will be voted “FOR” each of Proposals 1 and 2, and “1 Year” for Proposal 3 for which you do not indicate a vote, even if your prior proxy had indicated a contrary vote.

PROPOSAL 2: ADVISORY VOTE ON THE EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this Proxy Statement. We believe that our compensation policies and decisions are consistent with current market practices. Compensation of our named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The vote is advisory and therefore not binding on the Board or the Company. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

Advisory (non-binding) approval of our executive compensation requires the approval of the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting affirmatively on such matter.

Our Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in the Company’s proxy statement. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every year, every other year, or every three years. Alternatively, stockholders may abstain from casting a vote.

After considering the benefits and consequences of each alternative, the Board recommends that the advisory vote on the compensation of our named executive officers be submitted to stockholders each year.

The Board believes that an annual advisory vote on the compensation of our named executive officers is the most appropriate policy for us at this time. While our executive compensation program is designed to promote the creation of stockholder value over the long term, the Board recognizes that executive compensation disclosures are made annually, and holding an annual advisory vote on the compensation of our named executive officers provides us with more direct and immediate feedback on our executive compensation program, policies, and disclosures. However, stockholders should note that because a proposed annual advisory vote would occur well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our compensation plans and arrangements for our executive officers in consideration of any single year’s advisory vote by the time of the following year’s annual meeting of stockholders. We believe, however, that an annual advisory vote on the compensation of our named executive officers is consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters.

Vote Required

While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of our executive officer compensation practices should be held every year, every other year, or every three years. The option among those choices that receives the votes of the holders of a majority the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting affirmatively on such matter will be deemed to be the frequency preferred by the stockholders.

The Board and the Compensation Committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. The Board may decide, however, because this vote is advisory and, therefore, not binding on the Board or the Company, that it is in the best interests of the stockholders that the Company hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.

Our Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “1 YEAR” FOR PROPOSAL 3.

SCAN TO
VIEW MATERIALS & VOTE

JERASH HOLDINGS (US), INC.
277 FAIRFIELD ROAD
SUITE 336
FAIRFIELD, NEW JERSEY 07004

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on September 25, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on September 25, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V57255-P16757 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JERASH HOLDINGS (US), INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Choi Lin Hung
02) Wei ("Kitty") Yang
03) Ibrahim H. Saif
04) Bill Korn
05) Mak Chi Yan

The Board of Directors recommends you vote FOR proposal 2:

The Board of Directors recommends you vote 1 YEAR for the following proposal:

	1 Year	2 Years	3 Years	Abstain
3. To indicate, on an advisory basis, the preferred frequency of stockholder approval of the compensation of our named executive officers.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V57256-P16757

JERASH HOLDINGS (US), INC.
Annual Meeting of Stockholders
September 27, 2024 9:00 AM (ET)
This proxy is solicited by the Board of Directors.

The stockholder(s) hereby appoint(s) Choi Lin Hung and Mak Chi Yan, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of JERASH HOLDINGS (US), INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM (ET), on September 27, 2024, at Unit A, 19/F Ford Glory Plaza, 37-39 Wing Hong Street, Cheung Sha Wan, Kowloon, Hong Kong, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side